                                                                    Exhibit 10.4

                                PLEDGE AGREEMENT
                                ----------------

                  PLEDGE AGREEMENT, dated as of November 10, 2003 (as amended, modified or supplemented from time to time, this "Pledge Agreement"), made by and among GENTEK INC., a Delaware corporation ("GenTek"), the Domestic Subsidiaries listed on the signature pages hereto as "Pledgors" (together with GenTek, each a "Pledgor" and, collectively, the "Pledgors") and BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, together with any successor agent, the "Agent") for the financial institutions (the "Lenders") from time to time party to the Credit Agreement referred to below (the Lenders, together with the Agent, are collectively referred to herein as the "Secured Parties").

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Pledgors, Noma Company, the Lenders, the Agent, Bank of America, N.A., as syndication agent, Fleet Capital Corporation, as documentation agent, and Banc of America Securities LLC, as sole book runner and lead arranger, the Lenders have agreed to make Revolving Loans and issue or cause the issuance of Letters of Credit on behalf of the Borrowers;

                  WHEREAS, as a condition to the Lenders making Revolving Loans or issuing or causing the issuance of any Letters of Credit and Credit Support under the Credit Agreement, the Secured Parties have required the execution and delivery of this Pledge Agreement by the Pledgors;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Pledge. As collateral security for the prompt and complete payment, performance and observance of (a) all present and future Obligations, whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving any Pledgor as a debtor and whether or not such interest is an allowed claim in any such proceeding) and (b) all present and future obligations of each of the Pledgors under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise (all of the foregoing being herein referred to as the "Secured Obligations"), each Pledgor hereby assigns, transfers and pledges to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties, a security interest in the collateral of such Pledgor described in paragraph 2 below (collectively, the "Pledged Collateral"); provided, that with respect to shares of the Canadian Borrower, the applicable Pledgor shall be deemed to have pledged and granted a security interest in such shares, but, except on written notice from the Agent, not to have transferred or assigned such shares to the Agent.

                  2. Description of Pledged Collateral. (a) The Pledged Collateral is described as follows and on any separate schedules at any time furnished by one or more of the Pledgors to the Agent (which schedules are hereby deemed part of this Pledge Agreement):

                           (i) all right, title and interest of each Pledgor (whether now or in the future) in and to the shares of capital stock or other equity interests owned by such Pledgor, which shares or other equity interests are listed on Schedule I annexed hereto next to such Pledgor's name (collectively, the "Pledged Equity Interests");

                           (ii) all right, title and interest of each Pledgor in and to all present and future payments, proceeds, dividends, distributions, instruments, compensation, property, assets, interests and rights in connection with or related to the Pledged Equity Interests of such Pledgor, and all monies due or to become due and payable to such Pledgor in connection with or related to the Pledged Equity Interests of such Pledgor or otherwise paid, issued or distributed from time to time in respect of or in exchange therefor, and any certificate, instrument or other document evidencing or representing the same (including, without limitation, all proceeds of dissolution or liquidation);

                           (iii) all instruments of indebtedness (whether now existing or hereafter arising) by any of the issuers listed in
                  Schedule I hereto which name any Pledgor as payee thereunder (collectively, the "Pledged Notes"); and

                           (iv) all proceeds of every kind and nature, including proceeds of proceeds, of any and all of the foregoing (including, without limitation, proceeds which constitute property of the type described above) and to the extent not otherwise included, all money and cash. The inclusion of "proceeds" of the Pledged Collateral under the security interest granted herein shall not be deemed a consent by the Agent or any other Secured Party to any sale or other disposition of any Pledged Collateral of such Pledgor provided, that the "Pledged Collateral" of a Pledgor shall not include, and no Pledgor shall be deemed to have granted a security interest in any of such Pledgor's rights or interests (a) in any of the outstanding capital stock or other equity interests of any of the entities identified on Schedule II annexed hereto and made a part hereof (each entity identified on Schedule II and each Foreign Subsidiary created after the date hereof in accordance with, and subject to the express provisions of, Section 7.22 of the Credit Agreement, shall be referred to herein as a "Specified Foreign Subsidiary" and, collectively as the "Specified Foreign Subsidiaries"), in excess of 65% of the issued and outstanding shares of voting stock or other voting equity interests of each such Specified Foreign Subsidiary; provided that immediately upon the amendment of the Code to allow the pledge of a greater percentage of the voting stock or other voting equity interests in any such Specified Foreign Subsidiary without adverse tax consequences, the Pledged Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each such Specified Foreign Subsidiary; provided, further, that the Pledgors shall use their commercially reasonable efforts to obtain the necessary consents to the Pledge of 65% of the shares of PrettleNoma

GmbH hereunder, and upon the receipt thereof, shall take all necessary steps to pledge such shares hereunder (and upon such pledge, PrettleNoma GmbH shall be a "Specified Foreign Subsidiary" hereunder) or (b) in any of the outstanding capital stock or other equity interests of any of the entities identified on
Schedule III annexed hereto and made a part hereof (each a "Specified Domestic Holding Company" and, collectively, the "Specified Domestic Holding Companies"), in excess of 65% of the issued and outstanding shares of voting stock or other voting equity interests of each such Specified Domestic Holding Company; provided, that immediately upon any change in circumstances that would cause such Specified Domestic Holding Company to no longer qualify as a Foreign Subsidiary Holding Company (as defined below), the Collateral shall include, and the security interest granted by each Grantor shall attach to, the remaining 35% of the issued and outstanding shares of voting stock or other voting equity interests of such Specified Domestic Holding Company. For purposes of this Pledge Agreement, a "Foreign Subsidiary Holding Company" means any Domestic Subsidiary that, for federal income tax purposes, is treated as the owner of no assets in excess of $100,000 other than the stock or other equity interests of one or more Specified Foreign Subsidiaries or other Foreign Subsidiary Holding Company and intercompany loans made by it to its Foreign Subsidiaries. The Pledgors and the Agent agree that nothing in the Credit Agreement, the U.S. Security Agreement or this Pledge Agreement will result in the direct or indirect pledge of (x) the assets of a "controlled foreign corporation" or (y) more than 65% of the total combined voting power of all classes of stock entitled to vote of a "controlled foreign corporation."

         (b) The shares of stock, certificates, instruments or other documents evidencing or representing the foregoing shall be collectively referred to herein as the "Pledged Securities".

                  3. Delivery of Certificates, Instruments, Etc.; Pledgors Remain Liable.

         (a)      Each Pledgor shall deliver to the Agent:

                           (i) all original shares of stock, certificates, instruments from any single having a value in excess of $500,000 and other documents evidencing or representing the initial Pledged Collateral of such Pledgor concurrently with the execution and delivery of this Pledge Agreement, and

                           (ii) the original shares of stock, certificates, instruments or other documents evidencing or representing all other Pledged Collateral of such Pledgor (except for such Pledged Collateral which this Pledge Agreement specifically permits such Pledgor to retain) within one Business Day after such Pledgor's receipt thereof. Each delivery of Pledged Collateral shall be accompanied by a schedule showing a description of the collateral theretofore and then being pledged hereunder, which schedule shall be attached hereto as
                  Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

         (b) All Pledged Collateral which are "certificated securities" within the meaning of the UCC shall be in bearer form or, if in registered form, shall be issued in the name of the Agent or endorsed to the Agent or accompanied by undated blank stock or equity interest powers, note power, endorsement or other necessary instruments of transfer, registration or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Agent.

         (c) If any Pledged Securities are "uncertificated securities" within the meaning of the UCC or are otherwise not evidenced by any certificate or instrument, the applicable Pledgor will promptly notify the Agent thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a person other than a subsidiary of a Pledgor) cause the issuer to take, all actions required under Articles 8 and 9 of the UCC and any other applicable law, to enable the Agent to acquire "control" (within the meaning of such term under Section 8-106 (or its successor provision) of the
UCC) of such uncertificated securities and as may be otherwise necessary or deemed appropriate by the Agent to perfect the security interest of the Agent therein. If any Pledged Securities represent interests in a limited partnership or a limited liability company, the applicable Pledgor will cause the issuer thereof not to take any action that would cause such Pledged Securities to become a "security" within the meaning of Section 8-102 of the UCC unless such Pledgor complies with the provisions of paragraph 3(a) above (in the case of "certificated securities") or this paragraph 3(c) (in the case of "uncertificated securities"), as the case maybe.

         (d) Anything herein to the contrary notwithstanding, (i) each Pledgor shall remain liable under the contracts and agreements included in the Pledged Collateral of such Pledgor to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed, (ii) the exercise by the Agent of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Pledged Collateral of such Pledgor, except to the extent that such duties and obligations may have been terminated by reason of a sale, transfer or other disposition of such Pledged Collateral as provided in paragraph 11 hereof or as otherwise expressly permitted under the Credit Agreement, and (iii) neither the Agent nor any other Secured Party shall have any obligation or liability under the contracts and agreements included in the Pledged Collateral by reason of this Pledge Agreement, nor shall the Agent or any Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  4. Registration. At any time and from time to time for so long as an Event of Default is continuing, the Agent may cause all or any of the Pledged Securities of a Pledgor to be transferred to or registered in the Agent's name or the name of its nominee or nominees.

                  5. Representations, Warranties and Covenants of the Pledgor. Each Pledgor hereby represents, warrants and covenants that:

         (a) Pledged Collateral. Set forth on Schedule I hereto is a complete and accurate list and description of all of the Pledged Equity Interests and Pledged Notes in which such Pledgor has granted a security interest hereunder in favor of the Agent and such Pledgor is the sole holder of record and the sole beneficial owner of such Pledged Equity Interests and Pledged Notes and all other Pledged Collateral free and clear of any Lien thereon, except the Lien created hereunder.

         (b)      Intercompany Indebtedness. The Pledgors shall, within thirty
(30) days of the date hereof (or such longer period of time as approved by the Agent), take all steps as may be necessary or deemed appropriate by the Agent to perfect the Agent's first priority security interest in the intercompany indebtedness of the Pledgors that is (i) in existence on the Closing Date (including, without limitation, intercompany indebtedness from any Foreign Subsidiary of a Pledgor) and (ii) represented by an instrument.

         (c)      Intentionally Omitted.

         (d) Percentage of Outstanding Equity. The Pledged Equity Interests in which such Pledgor has granted a security interest hereunder to the Agent constitute, and until the indefeasible payment and performance in full in cash of the Secured Obligations and the expiration or termination of the Commitments and cancellation of all Letters of Credit will continue to constitute, the percentage of the outstanding equity of each such issuer as indicated on
Schedule I hereto (as such schedule may be updated pursuant to paragraph 3(a)(ii) hereof).

         (e) All of Such Pledgor's Interests. The Pledged Equity Interests of such Pledgor constitute, and until the indefeasible payment and performance in full in cash of the Secured Obligations and the expiration or termination of the Commitments and cancellation and return of all Letters of Credit (or, to the extent not so cancelled and returned, the deposit with the Agent of Supporting Letters of Credit for such outstanding Letters of Credit (or related Credit Support) in accordance with and as required by Section 1.3(g) of the Credit Agreement) will continue to constitute all of the equity interests held by such Pledgor in any of the issuers (including, without limitation, the Canadian Borrower) listed on Schedule I hereto (as such schedule may be updated pursuant to paragraph 3(a)(ii) hereof) or, subject to the provisions to paragraph 2(a) hereof in the case of voting equity interests held by such Pledgor in any Specified Foreign Subsidiary or Specified Domestic Holding Company, 65% of such voting equity interests.

         (f) Due Authorization, Etc., of Stock. The Pledged Equity Interests listed on Schedule I next to the name of such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any options to purchase or similar rights of any Person.

         (g) Required Consents. Except as may be required in connection with any disposition of any portion of the Pledged Securities of such Pledgor by laws affecting the offering and sale of securities generally, no consent of any Person (including, without limitation, the shareholders or other equityholders, partners or creditors of such Pledgor) and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the Pledged Collateral of such Pledgor constituting general intangibles) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery or performance by or enforceability or validity of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement. By its signature to this Pledge Agreement, such Pledgor consents to the other Pledgors' pledge and assignment of their respective interests in the Pledged

Collateral and agrees, notwithstanding anything contained in any agreement or document with respect to any of the Pledged Collateral, that there shall be no restriction on the Agent as to any transfer of any Pledged Collateral of such Pledgor as a result of the exercise of any of its rights hereunder (and such Pledgor hereby consents to any such transfer by the Agent). Such Pledgor further agrees that it will not, directly or indirectly, amend, modify or waive any provisions contained in any agreement or document with respect to any Pledged Collateral of such Pledgor which would have the effect of restricting the ability of the Agent to transfer such Pledged Collateral as a result of the exercise of any of the Agent's rights hereunder.

         (h) Nature of Security Interest. Upon the delivery of the Pledged Collateral of such Pledgor to the Agent (in the case of capital stock, instruments or certificated limited liability company or limited partnership interests) or the filing of appropriate UCC financing statements, the pledge of the Pledged Collateral of such Pledgor pursuant to this Pledge Agreement creates a valid and perfected first priority, security interest in the Pledged Collateral of such Pledgor in favor of the Agent, securing the prompt and complete payment, performance and observance of the Secured Obligations.

         (i) Modification of Agreements. Such Pledgor will not, without the prior written consent of the Agent, (a) modify, amend or alter in any respect the terms and conditions of any agreement included in the Pledged Collateral of such Pledgor (including, without limitation, any Pledged Note), nor forgive any indebtedness evidenced by any Pledged Collateral or (b) execute any document or instrument or, without limitation of paragraph 6 hereof, take any other action of any kind which may, in the judgment of the Agent, impair the value of the Pledged Collateral of such Pledgor.

         (j) Further Assurances. Such Pledgor will, at its sole cost and expense, perform all acts and execute all documents requested by the Agent from time to time to evidence, perfect, maintain or enforce the Agent's first priority security interest granted herein or otherwise in furtherance of the provisions of this Pledge Agreement. Such Pledgor authorizes the Agent to execute any documents in the Pledgor's name and authorizes the Agent to file such financing statements in any appropriate filing office to evidence, perfect, maintain or enforce the Agent's first priority security interest granted herein or otherwise in furtherance of the provisions of this Pledge Agreement.

                  6. Voting Rights and Certain Payments Prior to Default. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled:

         (a) to exercise, in a manner not inconsistent with the terms hereof or of the other Loan Documents or the Secured Obligations, the voting power with respect to the Pledged Securities of such Pledgor, and for that purpose the Agent shall (if any Pledged Securities of such Pledgor shall be registered in the name of the Agent or its nominee) execute or cause to be executed from time to time, at the expense of such Pledgor, such proxies or other instruments in favor of such Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by such Pledgor and shall be specified in a written request therefor, to enable it to exercise such voting power with respect to such Pledged Securities; provided, however, that such Pledgor shall not exercise or shall refrain from exercising any such voting power if it has been notified by the Agent that, in the Agent's judgment, such action would have an adverse effect on the value of the Pledged Collateral or any part thereof (other than in connection with a voluntary liquidation expressly permitted by the Credit Agreement); and

         (b) except as otherwise provided in paragraphs 7 and 8 hereof, to receive and retain for its own account any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights to the extent such are permitted pursuant to the terms of the Credit Agreement, other than (i) stock or liquidating dividends or distributions or returns of capital or (ii) extraordinary dividends or distributions and dividends or distributions or other amounts payable under or in connection with any recapitalization, restructuring or other non-ordinary course event (the dividends, distributions and amounts in this clause (ii) being "Extraordinary Payments"), paid, issued or distributed from time to time in respect of the Pledged Collateral of such Pledgor.

                  7. Extraordinary Payments and Distributions. (a) In case, upon the dissolution or liquidation (in whole or in part) of any issuer of any Pledged Collateral, any sum shall be paid or payable as a liquidating dividend or distribution or return of capital or otherwise upon or with respect to any of the Pledged Securities of a Pledgor or, in the event any other Extraordinary Payment is paid or payable, then and in any such event, such sum shall be paid over to the Agent promptly, and in any event within one (1) Business Day after receipt thereof, to be held by the Agent as additional collateral hereunder or, if no Event of Default shall be continuing, to be applied to the Revolving Loans.

         (b) In case any stock dividend or distribution payable in additional Pledged Collateral shall be declared with respect to any of the Pledged Collateral, or any shares of stock or fractions thereof or other equity interests shall be issued pursuant to any stock split or other transaction involving any of the Pledged Collateral, or any distribution of capital shall be made on any of the Pledged Collateral, or any shares, partnership interests, obligations or other property shall be distributed upon or with respect to any of the Pledged Collateral, in each case pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another entity, the shares, obligations or other property so distributed shall be delivered to the Agent promptly, and in any event within one (1) Business Day after receipt thereof, to be held by the Agent as additional collateral hereunder subject to the terms of this Pledge Agreement, or, if no Event of Default shall be continuing, to be applied to the Revolving Loans and all of the same shall constitute Pledged Collateral for all purposes hereof.

                  8. Voting Rights and Certain Payments After an Event of Default. (a) Upon the occurrence and for so long as an Event of Default is continuing, all rights of any Pledgor to exercise or refrain from exercising the voting, managerial and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph 6(a) hereof and to receive the payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights which it would otherwise be authorized to receive and retain pursuant to paragraph 6(b) shall cease, and thereupon the Agent shall be entitled to exercise all voting power and other rights, powers and privileges with respect to the Pledged Securities and the other Pledged Collateral of such Pledgor and to receive and retain, as additional collateral hereunder, any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights at any time declared or paid upon or in respect of any of the Pledged Collateral of such Pledgor. The failure on the part of Agent to give any notice to a Pledgor prior to the exercise of any voting power or other rights, powers or privileges under this paragraph 8 or under any of the other Loan Documents with respect to the Pledged Collateral of such Pledgor shall not affect the Agent's rights under this paragraph 8.

         (b) All payments, proceeds, dividends, distributions, monies, property, assets, instruments or rights which are received by a Pledgor contrary to the provisions of subparagraph (a) above shall be received and held in trust for the benefit of the Agent, shall be segregated by such Pledgor from other funds of such Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

                  9. Application of Cash Collateral. (a) Subject to paragraph 6(b) hereof, any payments made in respect of the Pledged Notes that do not represent intercompany indebtedness shall be deposited into a Payment Account subject to a Blocked Account Agreement. If an Event of Default shall have occurred and be continuing, upon the request of the Agent, any payments made in respect of the Pledged Notes that represent intercompany indebtedness shall be delivered to the Agent promptly, and in any event within one (1) Business Day after receipt thereof, to be held by the Agent as additional collateral hereunder, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Secured Parties and shall be forthwith delivered to the Agent in the same form as so received.

         (b) Any cash received and retained by the Agent as additional collateral hereunder pursuant to the foregoing provisions may, at any time and from time to time, be applied by the Agent to the payment of the Secured Obligations as provided for in the Credit Agreement (or if not so provided for, as the Agent shall determine in its sole discretion).

                  10. Expenses. The Pledgors will upon demand, jointly and severally, pay the Agent or any other Secured Party for any and all reasonable out-of-pocket costs, sums, and expenses which the Agent or such Secured Party may pay or incur pursuant to the provisions of this Pledge Agreement or in enforcing the Secured Obligations, the Pledged Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, telephone fees, duplicating costs and reasonable attorneys' fees and expenses. Such expenses shall include, without limitation, any such costs paid or incurred by the Agent or any other Secured Party in connection with any waivers, amendments, modifications, extensions, renewals or renegotiations. All of the foregoing, together with interest thereon as specified in paragraph 22 hereof, shall be part of the Secured Obligations and be payable on demand.

                  11. Remedies. (a) Upon the occurrence and for so long as an Event of Default is continuing, the Agent may exercise in respect of any of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect in the State of New York at that time (whether or not the UCC is applicable to the affected Pledged Collateral) and may also, without obligation to resort to other security, at any time and from time to time sell, resell, assign and deliver, in its sole discretion, all or any of the Pledged Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which any Pledged Collateral may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Agent may grant options, each Pledgor hereby waiving and releasing any and all equity and right of redemption.

         (b) If any of the Pledged Collateral is sold by the Agent pursuant to paragraph 11(a) above upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Agent may resell such Pledged Collateral. In no event shall a Pledgor be credited with any part of the proceeds of sale of any Pledged Collateral of such Pledgor until cash payment thereof has actually been received by the Agent.

         (c) In connection with any sale of the any of the Pledged Collateral pursuant to paragraph 11(a) above, the Agent or any other Secured Party may purchase any Pledged Collateral at any public sale and, if any Pledged Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Agent or any other Secured Party may purchase such Pledged Collateral at a private sale, free from any right of redemption, which is hereby waived and released to the extent permitted by applicable law, and in each case may make payment therefor by any means, including, without limitation, by release or discharge of Secured Obligations in lieu of cash payment.

         (d) The Agent may apply the cash proceeds actually received from any sale or other disposition of any of the Pledged Collateral of a Pledgor pursuant to paragraph 11(a) above to the payment of the Secured Obligations as provided in the Credit Agreement (or if not so provided for, as the Agent shall determine in its sole discretion). The Pledgors, jointly and severally, shall remain liable for any deficiency with respect to the Secured Obligations, which shall bear interest and be payable at the interest rate applicable to such Secured Obligations at such time as provided in paragraph 22. The right of a Pledgor to receive any surplus, if any, shall be subject to any duty of the Agent imposed by law to the holder of any subordinate security interest in the Pledged Collateral of such Pledgor known to the Agent. Nothing contained herein shall be construed as requiring the Agent to take any such action at any time.

         (e) Each Pledgor recognizes that the Agent may be unable to effect a public sale pursuant to paragraph 11(a) above of all or part of the Pledged Collateral of such Pledgor consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that any such Pledged Collateral sold at any such private sale may be sold at a price and upon other terms less favorable to the seller than if sold at public sale and that each such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities, even if such issuer would agree to register such securities for public sale under the Securities Act of 1933. Each Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

         (f) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Collateral pursuant to paragraph 11(a) above which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Agent shall give the applicable Pledgor at least ten days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived.

         (g) The Agent shall not be obligated to make any sale of Pledged Collateral pursuant to paragraph 11(a) above if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

         (h) The remedies provided herein in favor of the Agent shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Agent existing at law or in equity.

                  12. Agent Appointed Attorney-in-Fact. (a) To effectuate the terms and provisions hereof, each Pledgor hereby appoints the Agent as its attorney-in-fact for the purpose, from and after the occurrence and for so long as an Event of Default is continuing, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Agent shall, from and after the occurrence and for so long as an Event of Default is continuing, have the right and power to:

                           (i) receive, endorse and collect all checks and other orders for the payment of money made payable to a Pledgor representing any interest or dividend or other distribution or amount payable in respect of the Pledged Collateral of such Pledgor or any part thereof and to give full discharge for the same, and

                           (ii) execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral and to exercise all rights and privileges of (or on behalf of) the owner of any Pledged Collateral, including, without limitation, all voting rights with respect to the Pledged Securities.

         (b) All acts done under the foregoing authorization are hereby ratified and approved by each Pledgor and neither the Agent, any other Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law except for their willful misconduct or gross negligence.

         (c) This power of attorney, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Secured Obligations have been fully satisfied in accordance with the terms thereof.

                  13. Agent's Duties; Reasonable Care. (a) The Agent shall have the duty to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession, which duty shall be fully satisfied if the Agent maintains safe custody of such Pledged Collateral and, with respect to any calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any such Pledged Collateral (herein called "events"),

                           (i) the Agent exercises reasonable care to ascertain the occurrence and to give reasonable notice to the applicable Pledgor of any events applicable to any Pledged Securities of such Pledgor which are registered and held in the name of the Agent or its nominee,

                           (ii) the Agent gives the applicable Pledgor reasonable notice of the occurrence of any events, of which the Agent has received actual knowledge, as to any securities which are in bearer form or are not registered and held in the name of the Agent or its nominee (such Pledgor agreeing to give the Agent reasonable notice of the occurrence of any events applicable to any securities in the possession of the Agent of which such Pledgor has received knowledge), and

                           (iii) in the exercise of its sole discretion (x) the Agent endeavors to take such action with respect to any of the events as the applicable Pledgor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (y) if the Agent determines that the action requested may adversely affect the value of the Pledged Collateral of such Pledgor as collateral, the collection of the Secured Obligations, or otherwise prejudice the interests of the Agent or any other Secured Party, the Agent gives notice to such Pledgor that any such requested action will not be taken and if the Agent makes such determination or if such Pledgor fails to make such timely request, the Agent takes such other action as it deems advisable in the circumstances.

         (b) Except as hereinabove specifically set forth, the Agent shall have no further obligation to ascertain the occurrence of, or to notify any Pledgor with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Agent of any internal procedures with respect to any securities in its possession, nor shall the Agent be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or the applicable Pledgor's rights in the Pledged Collateral of such Pledgor or against any prior parties thereto, but the same shall be at such Pledgor's sole risk and responsibility at all times.

         (c) Each Pledgor hereby releases the Agent and the other Secured Parties from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Pledged Collateral of such Pledgor and/or any actions taken or omitted to be taken by the Agent or the other Secured Parties with respect thereto (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Agent or the other Secured Parties) and each Pledgor hereby agrees to hold the Agent and the other Secured Parties harmless from and with respect to any and all such claims, causes of action and demands (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Agent or the other Secured Parties).

                  14. Rights and Remedies Not Waived. The Agent's prior recourse to any Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations. No act, omission or delay by the Agent or any other Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

                  15. Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgors pursuant to the terms of paragraph 10 hereof.

                  16. SETOFF; WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION, ETC. (a) IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS PLEDGE AGREEMENT, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS PLEDGE AGREEMENT, OR THE VALIDITY, PROTECTION, INTER PRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN ONE OR MORE PLEDGORS ON THE ONE HAND AND ANY ONE OR MORE OF THE SECURED PARTIES ON THE OTHER HAND, EACH SUCH PLEDGOR HEREBY, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, (i) WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LEGAL ACTION OR PROCEEDING, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM, UNLESS SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION AND
(ii) WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LEGAL ACTION
OR

PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES (AND ONLY ACTUAL DAMAGES IF AND TO THE EXTENT DETERMINED IN A FINAL NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH SECURED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT).

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY ITS EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, EACH PLEDGOR CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PLEDGOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING:
(1) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON ANY SECURITY FOR THE SECURED OBLIGATIONS AND (2) EACH PLEDGOR ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

         (c) EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUEST ED) DIRECTED TO SUCH PLEDGOR AT ITS ADDRESS SET FORTH IN SECTION 18 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

         (d) NO PROVISION OF THIS PLEDGE AGREEMENT SHALL LIMIT THE RIGHT OF THE AGENT TO EXERCISE SELF-HELP REMEDIES SUCH AS SETOFF OR OBTAINING PROVISIONAL OR ANCILLARY REMEDIES FROM A COURT OF COMPETENT JURISDICTION BEFORE, AFTER, OR DURING THE PENDENCY OF ANY ARBITRATION OR OTHER PROCEEDING. THE EXERCISE OF A REMEDY DOES NOT WAIVE THE RIGHT OF ANY PARTY TO RESORT TO ARBITRATION OR REFERENCE.

         (e) EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS PLEDGE AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PLEDGOR HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PLEDGOR HEREBY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS PLEDGE AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PLEDGE AGREEMENT.

         (f) EACH PLEDGOR AGREES THAT THIS PARAGRAPH 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS PLEDGE AGREEMENT AND ACKNOWLEDGES THAT THE SECURED PARTIES WOULD NOT EXTEND TO THE BORROWERS ANY FINANCIAL ACCOMMODATIONS UNDER THE LOAN AGREEMENT IF THIS PARAGRAPH 16 WERE NOT PART OF THIS PLEDGE AGREEMENT.

                  17. Admissibility of Pledge Agreement. Each Pledgor agrees that any copy of this Pledge Agreement signed by such Pledgor and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

                  18. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and shall be given in the manner, and deemed received as provided for in the Credit Agreement.

                  19. Terms. All capitalized terms used but not otherwise defined herein have the meaning given them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Pledge Agreement, unless the context otherwise requires, have the meanings provided for by the UCC to the extent the same are used or defined therein.

                  20. Amendments and Modification. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Pledge Agreement and to such provision, and executed by the party to be charged.

                  21. Continuing Security Interest; Assignments. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the later of (x) the indefeasible payment and performance in full in cash of the Secured Obligations, (y) the expiration or termination of the Commitments and (z) the cancellation and return of all Letters of Credit (or, to the extent not so cancelled and returned, the deposit with the Agent of Supporting Letters of

Credit for such outstanding Letters of Credit (or related Credit Support) in accordance with and as required by Section 1.3(g) of the Credit Agreement), (ii) be binding upon and inure to the benefit of, and be enforceable by, each Pledgor and its successors and assigns, and (iii) be binding upon and inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns. Upon the later of (i) the indefeasible payment and performance in full in cash of the Secured Obligations, (ii) the expiration or termination of the Commitments and (iii) the cancellation and return of all Letters of Credit (or, to the extent not so cancelled and returned, the deposit with the Agent of Supporting Letters of Credit for such outstanding Letters of Credit (or related Credit Support) in accordance with and as required by Section 1.3(g) of the Credit Agreement), the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgors. Upon any such termination, the Agent will, at Pledgors' expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination and will assign, transfer and deliver to the Pledgors, without recourse and without representation or warranty, such of the Pledged Collateral as may then be in possession of the Agent. Notwithstanding anything in this Pledge Agreement to the contrary, upon any sale, transfer (including, without limitation, by merger or consolidation) or other disposition by any Pledgor of any Pledged Collateral in a transaction expressly permitted under the Credit Agreement and the receipt by the Agent of the Net Proceeds of such sale or other disposition as required by the Credit Agreement, the Lien and security interest created by this Pledge Agreement in and upon such Pledged Collateral shall be automatically released, and in connection with any such release, the Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Pledged Collateral so being released as may then be in the possession of the Agent.

                  22. Interest. All amounts payable from time to time by the Pledgors hereunder shall constitute part of the Secured Obligations and shall bear interest and be payable at the interest rate applicable to U.S. Base Rate Revolving Loans at such time under Section 2.1 of the Credit Agreement.

                  23. Governance of Credit Agreement: The parties hereto agree that to the extent any provisions herein conflict with the Credit Agreement, the provisions of the Credit Agreement shall control.

                  24. Counterparts. This Pledge Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

                  25. Captions; Separability. The captions of the various sections and paragraphs of this Pledge Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Pledge Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Pledge Agreement.

                  26. Security Interest Absolute. All rights of the Agent and security interests hereunder, and all of the obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of:

                           (i) any lack of validity or enforceability of any Loan Document, any Secured Obligations or any other agreement or instrument relating thereto;

                           (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document;

                           (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                           (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor or a third party grantor of a security interest or Lien.

                  27. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  28. Schedules. The Agent is authorized to annex hereto any schedules referred to herein delivered to the Agent by a Pledgor.

                  29. Acknowledgment of Receipt. Each Pledgor acknowledges receipt of a copy of this Pledge Agreement.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, each Pledgor has duly executed or caused this Pledge Agreement to be duly executed in the State of New York as of the date first above set forth.

                                             PLEDGORS:

                                             GENTEK INC.

                                             GENTEK HOLDING CORPORATION
                                             (formerly known as General Chemical
                                              Corporation)
                                             GENERAL CHEMICAL PERFORMANCE
                                              PRODUCTS LLC
                                             NOMA HOLDING INC.
                                             GENTEK TECHNOLOGIES MARKETING INC.
                                             VIGILANT NETWORKS LLC
                                             BIG T-2 COMPANY LLC
                                             KRONE DIGITAL COMMUNICATIONS INC.
                                             PRINTING DEVELOPMENTS, INC.
                                             KRONE INTERNATIONAL HOLDING INC.
                                             GENERAL CHEMICAL WEST LLC
                                             GENERAL CHEMICAL LLC
                                             FINI ENTERPRISES, INC.
                                             REHEIS, INC.
                                             NOMA CORPORATION
                                             NOMA DELAWARE INC.
                                             BALCRANK PRODUCTS INC.
                                             TOLEDO TECHNOLOGIES INC.
                                             DEFIANCE, INC.
                                             REHEIS HOLDINGS INC.
                                             NOMA O.P., INC.
                                             NOMA TECHNOLOGIES LIMITED
                                              PARTNERSHIP
                                             TOLEDO TECHNOLOGIES MANAGEMENT LLC
                                             DEFIANCE PRECISION PRODUCTS, INC.
                                             HY-FORM PRODUCTS, INC.
                                             DEFIANCE TESTING AND ENGINEERING
                                              SERVICES, INC.
                                             DEFIANCE PRECISION PRODUCTS
                                              MANAGEMENT LLC
                                             DEFIANCE PRECISION PRODUCTS
                                              MANUFACTURING LLC
                                             DEFIANCE KINEMATICS INC.
                                             BINDERLINE DRAFTLINE, INC.
                                             KRONE HOLDING INC.
                                             KRONE USA INCORPORATED

                                             KRONE INCORPORATED

                                             By:
                                                --------------------------------
                                                Name:  Matthew R. Friel
                                                Title: Vice President

                                             CON-X CORPORATION
                                             KRONE OPTICAL SYSTEMS INC.

                                             By:
                                                --------------------------------
                                                Name:  Kevin O'Connor
                                                Title: Vice President

                                             TOLEDO TECHNOLOGIES MANUFACTURING
                                              LLC

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                             KRONE HOLDING LLC, By its Sole
                                             Member and Manager Krone Holding
                                             Inc.

                                             By:
                                                --------------------------------
                                                Name:  Matthew R. Friel
                                                Title: Vice President

                                             AGENT:

                                             BANK OF AMERICA, N.A., as the Agent

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Accepted and Agreed:

Bank of America, N.A., as Agent

By:
   ----------------------------
   Name:
        -----------------------
   Title:
         ----------------------

Address for Notices:
Bank of America, N.A.
335 Madison Avenue
New York, New York  10017
Attention:  Business Credit - Account Executive
Telecopier No.:  (212) 503-7350

                         Schedule I to Pledge Agreement

      List and Description of Pledged Securities and other Equity Interests

                                                                       Percentage          Total
                                                                           of              Number
                                                                       outstanding       of Shares       Jurisdiction of
                        Issuer of         Class                         Shares or         or other        Organization/
                         Equity            of        Certificate      other Equity         Equity         Incorporation
     Pledgor            Interest         Equity        No(s).           Interests        Interests          of Issuer
------------------  ----------------  ------------  --------------  -----------------  --------------   -------------------





                                   List and Description of Pledged Notes

                                                                                                  Original Principal
     Pledgor            Debt Issuer           Description of Debt           Maturity Date              Amount
     -------            -----------           -------------------           -------------         ------------------



                         Schedule II to Pledge Agreement

                         Specified Foreign Subsidiaries
                         ------------------------------

                        Schedule III to Pledge Agreement

                      Specified Domestic Holding Companies
                      ------------------------------------